Performance Management - iShares Macro AlphaBeta Active ETF	Oct. 14, 2026
Prospectus [Line Items]
Bar Chart and Performance Table [Heading]	Performance Information
Performance Narrative [Text Block]
Because the Fund has not commenced operations as of the date of this Prospectus, it does not have performance information an investor would find useful in evaluating the risks of investing in the Fund.
Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.blackrock.com or by calling 1‑800‑474‑2737 (toll free).

Performance One Year or Less [Text]	Because the Fund has not commenced operations as of the date of this Prospectus, it does not have performance information an investor would find useful in evaluating the risks of investing in the Fund.
Performance Availability Website Address [Text]	www.blackrock.com
Performance Availability Phone [Text]	1‑800‑474‑2737 (toll free)